Exhibit 99.1

CB Richard Ellis Group, Inc. Investor Presentation December 2010

Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance and our business outlook. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our third quarter earnings report, filed on Form 8-K, and our current annual report on Form 10-K and current quarterly report on Form 10-Q, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (http://www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Overview

The Global Market Leader Includes affiliate offices. As of September 30, 2010. Based on 2009 revenues versus Jones Lang LaSalle. Scale and Diversity 1.7x nearest competitor3 Thousands of clients, nearly 80% of Fortune 100 $97.2 billion of transaction activity in 2009 No client comprised >3% of revenues in 2009 Broad Capabilities #1 leasing #1 investment sales #1 outsourcing #1 appraisal and valuation #1 commercial mortgage brokerage $35.7 billion in assets under management2 $6.0 billion of development projects in process/pipeline2 Leading Global Brand 100+ years 400+ offices in 57 countries1 #1 in virtually every major global business center Recognized Leadership S&P 500 Only commercial real estate services company in the S&P 500 FORTUNE Only commercial real estate services company in the Fortune 500 The Lipsey Company #1 brand for nine consecutive years Euromoney Top Global Real Estate Advisor for 2010 Financial Times Best Property Investment Advisor for 2010 Newsweek #30 (of 500) greenest company in U.S. and #1 in financial services

Our Values Respect: Treat everyone with dignity, value their contributions and help one another succeed Integrity: Uphold the highest ethical standards in our business practices Service: Dedicate ourselves to making a meaningful impact on our clients and in our communities Excellence: Aspire to be the best in everything we do and strive for continuous improvement Our Vision Be the preeminent, vertically integrated, globally capable real estate services firm Our Mission Deliver superior results for stakeholders by: Putting the client first—always Collaborating across markets and services lines Thinking innovatively, but acting practically Providing a rewarding work environment

Our Objectives Provide a complete suite of market leading services to property owners and occupiers through a fully integrated global business platform and a managed account strategy Our Strategy Establish and maintain the leading position in every major world city. Establish and maintain the leading position in each service we provide. Maintain the most admired, highest quality brand. Recruit, hire and retain the finest people in our industry. Foster and maintain a culture of integrity, excellence and continuous improvement. Lead the industry in revenue and profit growth and retain the industry’s highest operating margins.

People and Platform Industry Leading Research and Consulting MarketView Reports Special Reports Global In-Sights Video Podcast Mapping and Demographics Labor Analytic and Economic Incentives Groups Robust Technology Global LaborView CBRE for iPhone Insight Client Portal The Best People in the Business CB Richard Ellis University Training For All Levels of Professional Development Active Social Media Presence Selected as a Best Place to Work in Phoenix, Orlando, Chicago, Dallas, et al

Diversified revenue spread across broad base of clients Diverse Client Base 2009 Revenue by Client Type Corporations, 42% Insurance Co's/Banks, 20% Pensions Funds/P F Advisors, 10% Individuals/Partnerships, 8% REITs, 5% Opportunity Funds, 4% Government, 4% Conduits/Wall Street Firms, 2% Offshore Investors, 1% Other, 4%

Geographic Diversification #1 commercial real estate services firm in each of the major regions of the world LTM 9/30/2010 revenue was $4.8 billion. This includes $1.7 million of revenue related to discontinued operations. LTM 9/30/2010 Revenue1 Americas 62% Asia Pacific 13% EMEA 19% Global Investment Management 4% Development Services 2%

Revenue Diversification Contractual revenue includes: Property & Facilities Management (14% in 2006 and 36% in LTM 2010), Appraisal & Valuation (7% in both 2006 and LTM 2010), Investment Management (6% in 2006 and 3% in LTM 2010), Development Services (1% in 2006 and 2% in LTM 2010) and Other (1% in 2006 and 2% in LTM 2010). Non-contractual revenue includes: Sales (31% in 2006 and 14% in LTM 2010), Leasing (37% in 2006 and 33% in LTM 2010) and Commercial Mortgage Brokerage (3% in both 2006 and LTM 2010). Reflects Trammell Crow Company’s revenue contributions beginning on December 20, 2006. LTM 9/30/2010 revenue was $4.8 billion. This includes $1.7 million of revenues related to discontinued operations. Contractual revenues1 represented 50% of LTM revenue, up from 29% in 2006 LTM 9/30/2010 Revenue3 2006 Revenue2 Contractual 50% Non- Contractual 50% Contractual 29% Non- Contractual 71%

Key Service Lines & Market Environment

Revenue Breakdown YTD 3rd Quarter 2010 1 Includes revenue from discontinued operations, which totaled $0.7 million and $1.7 million for the three and nine months ended September 30, 2010, respectively. 37% 33% 14% 6% 3% 3% 2% 2% ($ in millions) 2010 1 2009 % Change 2010 1 2009 % Change Property & Facilities Management 437.1 408.5 7 1,298.8 1,204.7 8 Leasing 414.8 326.2 27 1,129.5 892.3 27 Sales 207.8 127.6 63 483.4 303.6 59 Appraisal & Valuation 72.5 75.8 -4 219.7 208.3 5 Commercial Mortgage Brokerage 50.5 16.0 216 106.2 45.0 136 Investment Management 35.4 30.3 17 103.8 96.1 8 Development Services 20.7 19.4 7 55.7 60.6 -8 Other 28.1 19.4 45 68.6 58.7 17 Total 1,266.9 1,023.2 24 3,465.7 2,869.3 21 Three months ended September 30, Nine months ended September 30,

Property and Facilities Management Revenue1 ($ in Millions) CAGR = 31% 2 Outsourcing Services 1. Management fees include property management, facilities management and project management fees. Does not include transaction revenue associated with outsourcing activities. 2. Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. 3. Represents combined data for CBRE and Trammell Crow Company; does not include joint ventures and affiliates. Global Square Footage Managed3 (SF in Billions) CAGR = 14% Awards and Accolades Global Excellence in Outsourcing Award Recognizing The World’s Premier Commercial Real Estate Services Firm #13 outsourcing company across all industries; 4th consecutive year on the list Highest Ranked Commercial Real Estate Services Firm on Black Book of Outsourcing List $323 $467 $492 $568 $1,396 $1,720 $1,633 2003 2004 2005 2006 2007 2008 2009 Percent of YTD Q3 2010 Total Revenue 1 37% 1.2 1.3 1.4 1.6 1.9 2.2 2.5 2004 2005 2006 2007 2008 2009 Q3 2010

#1 Provider of Every Outsourced Real Estate Service Clients Consulting Property/Facilities Management Project Management Transaction Management Global execution of transactions with a portfolio-wide focus Optimize portfolio Lease administration services Multiple-transaction focus Full service outsourcing Program management One-off integrated transaction management/ project management Moves, adds, changes Sourcing and procurement Operations and maintenance Energy services Health, safety and security Environmental sustainability Client accounting Organizational design Portfolio optimization Workplace strategy Land use analysis and strategy Fiscal and economic impact analysis

Leasing Global Leasing Revenue ($ in Millions) 1. Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. 2. As of December 31, 2009. Does not include affiliate offices. 1 More than 4,7002 leasing professionals worldwide Tailored service delivery by property type and industry/market specialization $56.7 billion global lease transactions in 2009 With global economies improving, leasing activity levels have recovered from a steep slump in 2008 and 2009 Key Facts $692 $986 $1,106 $1,479 $1,870 $1,711 $1,348 2003 2004 2005 2006 2007 2008 2009 Percent of YTD Q3 2010 Total Revenue 33%

Leasing Market Outlook forecast CBRE EA Office Rent Index; % change versus a year ago Office Vacancy rate; % U.S. Office Rent Forecast and Vacancy (15) (10) (5) 0 5 10 15 2000Q1 2000Q4 2001Q3 2002Q2 2003Q1 2003Q4 2004Q3 2005Q2 2006Q1 2006Q4 2007Q3 2008Q2 2009Q1 2009Q4 2010Q3 2011Q2 2012Q1 2012Q4 2013Q3 2014Q2 8 10 12 14 16 18 20 22 TWR Rent Index Vacancy

Sales Global Sales Revenue ($ in Millions) 1. Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. 2. As of December 31, 2009. Does not include affiliate offices. 1 Key Facts More than 1,3002 investment sales specialists worldwide Specialization across all major property types $40.5 billion global sales in 2009 Recovery of transaction activity broadening across geographies versus limited to select markets earlier in 2010 $513 $807 $1,078 $1,246 $1,660 $870 $507 2003 2004 2005 2006 2007 2008 2009 Percent of YTD Q3 2010 Total Revenue 14%

Recovery & Restructuring Services Group Distressed Deal Volume1 1. Source: RCA Troubled Assets Radar, as of September 27, 2010 Our Process Services include: recapitalizations, loan sales/workouts, asset and portfolio valuations, asset management and repositioning and receivership Currently marketing more than $7.5B of distressed assets in the U.S. Key Facts ($ in Billions) $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 $240 $260 $280 $300 2008Q1 Q2 Q3 Q4 2009Q1 Q2 Q3 Q4 2010Q1 Q2 Q3 Troubled Deals Lender REO Restructured/Modified Resolved

Global Investment Management: CBRE Investors GIM Revenue ($ in Millions) CAGR =13% Assets Under Management ($ in Billions) CAGR =15% Key Facts1 $35.7 billion in assets under management $94.1 million co-investments 1. As of September 30, 2010. 53 55 46 68 116 141 127 15 39 53 58 143 20 14 28 102 89 2003 2004 2005 2006 2007 2008 2009 Carried Interest Acquisition, Disposition & Incentive Investment Management $127 $228 $348 $161 $94 $68 $141 $14 $15 $17 $29 $38 $39 $35 $36 2003 2004 2005 2006 2007 2008 2009 Q3 10 Percent of YTD Q3 2010 Total Revenue 3%

Global Investment Programs Description Q3 2010 Statistics Typical Fee Structure Separate Accounts $16.2 billion of assets under management Management fees Transaction fees Incentive fees Sponsored Funds $13.2 billion of assets under management Management fees Transaction fees LP profits Carried Interest Unlisted Securities $4.1 billion of assets under management Management fees Incentive fees Listed Securities $2.2 billion of assets under management Management fees Incentive fees Geography/Strategy Assets Under Management 1 ($ in billions) % North America 18.8 52 Europe 10.3 29 Asia Pacific 0.3 1 Total Direct 29.4 82 Total Indirect 6.3 18 Total 35.7 100 As of September 30, 2010.

Development Services: Trammell Crow Company Development Revenue1 ($ in Millions) 1. Includes Trammell Crow Company’s operations prior to the acquisition of Trammell Crow Company on December 20, 2006. Also includes revenue from discontinued operations. 2. In Process figures contain Long-Term Operating Assets (LTOA), including $1.6 billion for 3Q 10, $1.4 billion for 4Q 09 and $0.4 billion for both 4Q 08 and 4Q 07. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. 3. As of September 30, 2010. CAGR =6% $6.0 billion in process/pipeline $60.0 million co-investments Only $6.5 million in recourse debt to CBRE and repayment guarantees Projects In Process/Pipeline ($ in Billions) Key Facts3 2 $62 $79 $83 $105 $134 $120 $88 2003 2004 2005 2006 2007 2008 2009 $2.2 $3.8 $5.0 $4.9 $3.6 $2.8 $2.6 $3.6 $5.4 $6.5 $5.6 $4.7 $4.9 $2.3 $1.4 $2.0 $2.3 $1.4 $1.5 $2.5 $2.7 $3.0 $2.7 $2.5 $0.9 $1.1 98 99 00 01 02 03 04 05 06 07 08 09 3Q10 In Process 2 Pipeline Percent of YTD Q3 2010 Total Revenue 2%

Financial Performance

($ in Millions) 1. No reimbursements are included for the period 1992 through 1996, as amounts were immaterial. Reimbursements for 1997 through 2001 have been estimated. For 2002 and forward, reimbursements are included. 2. Includes Trammell Crow Company activity for the period December 20, 2006 through December 31, 2006. 3. Includes revenue from discontinued operations, which totaled $2.1 million for the year ended December 31, 2007, $1.3 million for the year ended December 31, 2008, and $1.7 million for twelve months ended September 30, 2010. 4. Normalized EBITDA excludes merger-related and other non-recurring costs, integration costs related to acquisitions, cost containment expenses, one-time IPO-related compensation expense, gains/losses on trading securities acquired in the Trammell Crow Company acquisition and the write-down of impaired assets. 5. Includes EBITDA related to discontinued operations of $6.5 million for the year ended December 31, 2007, $16.9 million for the year ended December 31, 2008, and $15.3 million for the twelve months ended September 30, 2010. ($ in Millions) 1992 – 2009 CAGR = 15% Average Annual Organic Growth of 8% Revenue 1 Normalized EBITDA and Margin 4 1992 – 2009 CAGR = 20% Historical Performance 5 5 5 3 3 3 2 2 20 26 34 42 62 90 127 117 151 115 131 183 300 461 653 970 601 454 627 5.6% 6.6% 7.9% 8.9% 10.6% 11.9% 10.7% 8.4% 9.9% 8.4% 9.6% 10.1% 11.3% 14.4% 16.1% 11.7% 13.2% 16.2% 10.9% 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 LTM Q3 2010 Normalized EBITDA Normalized EBITDA Margin 360 392 429 469 583 759 1,187 1,403 1,518 1,362 1,362 1,810 2,647 3,194 4,032 6,036 5,130 4,166 4,762 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 LTM Q3 2010 Organic Revenue Revenue From Acquisitions

Debt Highlights 1. Normalized EBITDA excludes merger-related and other non-recurring costs, integration costs related to acquisitions, cost containment expenses, one-time IPO related compensation expense, gains/losses on trading securities acquired in the TCC acquisition and the write-down of impaired assets. 2. 2006 normalized EBITDA excludes $106.8 million for TCC for the period January 1, 2006 through December 20, 2006. 3. 2007 normalized EBITDA excludes $61.6 million of Development Services gains, which could not be recognized under purchase accounting rules. 4. Total debt excludes non-recourse debt. ($ in millions) 2 3 4 $486 $450 $635 $378 $128 $1,404 $1,159 $1,950 $1,874 $1,693 4.23x 3.44x 3.46x 2.87x 3.09x 1.85x 3.25x 0.28x 1.26x 1.74x $2,146 $1,928 $2,109 $2,036 $2,118 $577 $635 $798 $530 $544 2001 2002 2003 2004 2005 2006 2007 2008 2009 TTM Q3 2010 Net Debt Total Debt Net Debt to Normalized EBITDA Normalized 1 EBITDA: $115 $131 $183 $300 $461 $653 $970 $601 $454 $627

Mandatory Amortization and Maturity Schedule As of September 30, 20101 $ millions 1. Approximately $225.1 million and $333.0 million of the revolver facilities mature in June 2011 and June 2013 respectively. As of 9/30/10 the outstanding revolver balance was $17.9 million. 2. Includes the senior unsecured notes issued on October 8, 2010 and bank refinancing on November 10, 2010. As of November 10, 20102 $18 MM $682 MM - 200.0 400.0 600.0 800.0 1,000.0 1,200.0 2010 2011 2012 2013 2014 2015 2016 2017 Term Loan A Term Loan A1 Term Loan A2 Term Loan A3 & A3A Term Loan B Term Loan B1 & B1A Sr. Subordinated Notes Revolver - 200.0 400.0 600.0 800.0 1,000.0 1,200.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Term Loan A Term Loan B Sr. Subordinated Notes Sr. Unsecured Notes Revolver

Capitalization Table 1. Includes refinancing of CBRE’s credit facility and the issuance of 6 5/8% senior unsecured notes. 2. Net of original issue discount of $12.6 million and $13.5 million at September 30, 2010 and December 31, 2009, respectively. 3. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $676.1 million and $547.8 million at September 30, 2010 and December 31, 2009, respectively. 4. Excludes $260.1 million and $312.9 million of non-recourse warehouse facility at September 30, 2010 and December 31, 2009, respectively, as well as $2.0 million and $5.5 million of non-recourse revolving credit facility in Development Services at September 30, 2010 and December 31, 2009, respectively. ($ in millions) Proforma 9/30/2010 1 9/30/2010 12/31/2009 Cash 270.1 768.7 741.6 Revolving credit facility 17.9 17.9 21.1 New senior secured term loan A 350.0 - - Senior secured term loan A - 135.9 326.3 Senior secured term loan A-1 - 41.4 48.6 Senior secured term loan A-2 - 203.2 203.2 Senior secured term loan A-3 - 167.5 167.5 Senior secured term loan A-3A - 24.0 - New senior secured term loan B 300.0 - - Senior secured term loan B - 489.0 642.8 Senior secured term loan B-1 - 293.2 295.2 Senior secured term loan B-1A - 114.4 - Senior unsecured notes 350.0 - - Senior subordinated notes 2 437.4 437.4 436.5 Notes payable on real estate 3 3.5 3.5 3.5 Other debt 4 0.2 0.2 1.0 Total debt 1,459.0 1,927.6 2,145.7 Stockholders’ equity 773.4 773.4 629.1 Total capitalization 2,232.4 2,701.0 2,774.8 Total net debt 1,188.9 1,158.9 1,404.1 As of

Business Outlook Investment sales and leasing should continue to show nice year over year improvements - but comparisons are getting tougher Recent outsourcing trends and wins give us confidence about solid growth ahead for this business Planned expenses reinstated in Q3 2010 will continue to be visible in near term quarterly comparisons

Appendix

Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss) Notes: 1. Includes EBITDA related to discontinued operations of $15.3 million for the twelve months ended September 30, 2010, $16.9 million for the year ended December 31, 2008 and $6.5 million for the year ended December 31, 2007. 2. Includes interest income related to discontinued operations of $0.1 million for the year ended December 31, 2008 and $0.01 million for the year ended December 31, 2007. 3. Includes depreciation and amortization related to discontinued operations of $0.2 million for the twelve months ended September 30, 2010, $0.1 million for the year ended December 31, 2008 and $0.4 million for the year ended December 31, 2007. 4. Includes interest expense related to discontinued operations of $1.1 million for the twelve months ended September 30, 2010, $0.6 million for the year ended December 31, 2008 and $1.8 million for the year ended December 31, 2007. 5. Includes provision for income taxes related to discontinued operations of $5.0 million for the twelve months ended September 30, 2010, $6.0 million for the year ended December 31, 2008 and $1.6 million for the year ended December 31, 2007. 6. Includes revenue related to discontinued operations of $1.7 million for the twelve months ended September 30, 2010, $1.3 million for the year ended December 31, 2008 and $2.1 million for the year ended December 31, 2007. ($ in millions) LTM Q3 2010 2009 2008 2007 2006 2005 Normalized EBITDA 1 $ 627.2 $ 453.9 $ 601.2 $ 970.1 $ 652.5 $ 461.3 Less: Write-down of impaired assets 25.5 32.5 100.4 - - - Cost containment expenses 23.7 43.6 27.4 - - - Integration costs related to acquisitions 4.3 5.7 16.4 45.2 7.6 7.1 Merger-related charges - - - 56.9 - - Loss (gain) on trading securities acquired in the Trammell Crow Company acquisition - - - 33.7 (8.6) - EBITDA 1 573.7 372.1 457.0 834.3 653.5 454.2 Add: Interest income 2 7.6 6.1 17.9 29.0 9.8 9.3 Less: Depreciation and amortization 3 105.3 99.5 102.9 113.7 67.6 45.5 Interest expense 4 203.7 189.1 167.8 164.8 45.0 54.3 Write-off of financing costs - 29.3 - - 33.8 7.4 Goodwill and other non-amortizable intangible asset impairments - - 1,159.4 - - - Provision for income taxes 5 102.9 27.0 56.9 194.3 198.3 138.9 Net income (loss) attributable to CB Richard Ellis Group, Inc. $ 169.4 $ 33.3 $ (1,012.1) $ 390.5 $ 318.6 $ 217.3 Revenue 6 4,762.2 4,165.8 5,130.1 6,036.3 4,032.0 3,194.0 Normalized EBITDA Margin 13.2% 10.9% 11.7% 16.1% 16.2% 14.4% Year Ended December 31,